TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated October 30, 2009 to the Prospectuses dated
May 1, 2009, as previously supplemented
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Transamerica Partners Small Value
Transamerica Partners Institutional Small Value (the “Funds”)
The following supplements, amends and replaces the information under the section entitled “Management — Sub-Advisers — Small Value Fund — Mesirow Financial Investment Management, Inc.” of the Prospectuses:
Small Value Fund
Mesirow Financial Investment Management, Inc.
Mesirow Financial Investment Management, Inc. (“Mesirow Financial”). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60654.
Susan Schmidt and Rosa Welton are responsible for the day-to-day supervision of the Small Value Portfolio on behalf of Mesirow Financial. Ms. Schmidt is a Senior Vice President with the firm since July 2009. Prior to joining Mesirow Financial, Ms. Schmidt was an equity analyst at Essex Investment Management Company, where she was responsible for the technology, transportation and financial sector investments in the micro, small and mid cap portfolios. Previously, Ms. Schmidt served as a senior analyst at Magnetar Capital, a multi-strategy hedge fund, where she was responsible for the industrial and financial sector investments in the small/mid cap equity portfolios. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.
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Investors should retain this Supplement for future reference.